PROSPECTUS

                            [american century logo]
                                    American
                                  Century(sm)

                                  MAY 31, 1997

                                     BENHAM
                                    GROUP(R)

                             Limited-Term Tax-Free

[front cover]


                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

     Benham Group          American Century Group     Twentieth Century(R) Group

  MONEY MARKET FUNDS         ASSET ALLOCATION &             GROWTH FUNDS
 GOVERNMENT BOND FUNDS         BALANCED FUNDS            INTERNATIONAL FUNDS
DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS
 MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

 Limited-Term Tax-Free



                                   PROSPECTUS
                                  MAY 31, 1997

                             Limited-Term Tax-Free

                        AMERICAN CENTURY MUNICIPAL TRUST

     American Century Municipal Trust is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds from our Benham Group that invests in various types of municipal securities, American Century-Benham Limited-Term Tax-Free Fund (the "Fund"), is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

     American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

     This Prospectus gives you information about the Fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated May 31, 1997, and filed with the Securities and Exchange Commission ("SEC"). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419200
               Kansas City, Missouri 64141-6200 o 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-634-4113 o In Missouri: 816-444-3485
                       Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus                                                                     1


                        INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY--BENHAM
LIMITED-TERM TAX-FREE FUND

     Limited-Term Tax-Free Fund seeks as high a level of interest income exempt from regular federal income taxes as is consistent with prudent investment management, while seeking to conserve shareholders' capital. The Fund intends to pursue its investment objective by investing in tax-free bonds and maintaining a weighted average maturity of five years or less.

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   There is no assurance that the Fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2    Investment Objective                           American Century Investments


                               TABLE OF CONTENTS

Investment Objective of the Fund............................................2
Transaction and Operating Expense Table.....................................4
Financial Highlights........................................................5

INFORMATION REGARDING THE FUND

Investment Policies of the Fund.............................................6
Portfolio Investment Quality and Maturity Guidelines........................6
Risk Factors and Investment Techniques......................................6
Basic Fixed Income Investment Risks.........................................6
       Interest Rate Risk...................................................6
       Credit Risk..........................................................6
       Liquidity Risk.......................................................7
       Concentration Risk...................................................7
       Call Risk............................................................7
   Municipal Securities.....................................................7
   Tax-Exempt Securities....................................................8
Other Investment Practices, Their Characteristics
   and Risks................................................................8
   Portfolio Turnover.......................................................8
   When-Issued and Forward Commitment
       Agreement............................................................9
   Interest Rate Futures Contracts and
       Options Thereon......................................................9
   Rule 144A Securities....................................................10
   Cash Management.........................................................10
   Other Techniques........................................................10
Performance Advertising....................................................10

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

American Century Investments...............................................12
Investing in American Century..............................................12
How to Open an Account.....................................................12
       By Mail.............................................................12
       By Wire.............................................................12
       By Exchange.........................................................13
       In Person...........................................................13
   Subsequent Investments..................................................13
       By Mail.............................................................13
       By Telephone........................................................13
       By Online Access....................................................13
       By Wire.............................................................13
       In Person...........................................................13
   Automatic Investment Plan...............................................13
How to Exchange from One Account to Another ...............................13
       By Mail ............................................................14
       By Telephone........................................................14
       By Online Access....................................................14
How to Redeem Shares.......................................................14
       By Mail.............................................................14
       By Telephone........................................................14
       By Check-A-Month....................................................14
       Other Automatic Redemptions.........................................14
   Redemption Proceeds.....................................................14
       By Check............................................................14
       By Wire and ACH.....................................................14
   Redemption of Shares
       in Low-Balance Accounts.............................................14
Signature Guarantee........................................................15
Special Shareholder Services...............................................15
       Automated Information Line..........................................15
       Online Account Access...............................................15
       Checkwriting........................................................15
       Open Order Service..................................................16
       Tax-Qualified Retirement Plans......................................16
Important Policies Regarding Your Investments..............................16
Reports to Shareholders....................................................17
Employer-Sponsored Retirement Plans and
   Institutional Accounts..................................................17

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price................................................................18
   When Share Price Is Determined..........................................18
   How Share Price Is Determined...........................................18
   Where to Find Information About Share Price.............................18
Distributions..............................................................18
Taxes  19
   Tax-Deferred Accounts...................................................19
   Taxable Accounts........................................................19
   Special Tax Information.................................................20
   Municipal Securities....................................................20
   Alternative Minimum Tax Liability.......................................20
Management.................................................................21
   Investment Management...................................................21
   Code of Ethics..........................................................22
   Transfer and Administrative Services....................................22
Distribution of Fund Shares................................................22
Further Information About American Century.................................22

Prospectus                                                Table of Contents    3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                               Limited-Term
                                                                 Tax-Free

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.......................     none
Maximum Sales Load Imposed on Reinvested Dividends............     none
Deferred Sales Load...........................................     none
Redemption Fee(1).............................................     none
Exchange Fee..................................................     none

ANNUAL FUND OPERATING EXPENSES:(2)
(as a percentage of net assets)

Management Fees(3)............................................    0.51%
12b-1 Fees....................................................     none
Other Expenses(4).............................................    0.01%
Total Fund Operating Expenses.................................    0.52%

EXAMPLE:

You would pay the following expenses on a               1 year      $ 5
$1,000 investment, assuming a 5% annual return and     3 years       17
redemption at the end of each time period:             5 years       29
                                                      10 years       65

(1)   Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) The management fees, other expenses and total operating expenses have been restated to reflect current expenses.

(3) A portion of the management fee may be paid by the funds' manager to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager. See "Management - Transfer and Administrative Services," page 22.

(4) Other expenses, the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act of 1940, are estimated to be .0079 of 1% of average net assets for the most recent fiscal year.

     The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of the Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

4    Transaction and Operating Expense Table        American Century Investments

                              FINANCIAL HIGHLIGHTS
                             LIMITED-TERM TAX-FREE

     The Financial Highlights for each of the periods presented have been audited by Baird, Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the Fund's annual report, which is incorporated by reference to the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended October 31, except as noted. The information below reflects the effect of the proposed reorganization of the Fund and Benham
Limited-Term Tax-Exempt Fund.

                                                             1996         1995         1994         1993(1)
                                                             ----         ----         ----         -------

PER-SHARE DATA

Net Asset Value, Beginning of Period................        $10.09         $9.95       $10.04       $10.00
                                                          --------      --------     --------     --------
Income From Investment Operations

     Net Investment Income...........................         0.43          0.44         0.36         0.21

     Net Realized and Unrealized Gain (Loss)
     on Investment Transactions......................       (0.01)          0.14       (0.09)         0.04
                                                          --------      --------     --------     --------
     Total From Investment Operations................         0.42          0.58         0.27         0.25
                                                          --------      --------     --------     --------
Distributions

     From Net Investment Income......................       (0.43)        (0.44)       (0.36)       (0.21)
                                                          --------      --------     --------     --------
Net Asset Value, End of Period.......................       $10.08        $10.09        $9.95       $10.04
                                                          ========      ========     ========     ========
TOTAL RETURN(2)......................................        4.26%         5.95%        2.75%        2.58%

RATIOS/SUPPLEMENTAL DATA

     Ratio of Operating Expenses to Average
     Net Assets......................................     0.38%(3)            --           --           --

     Ratio of Net Investment Income to Average
     Net Assets......................................        4.28%         4.38%        3.62%     3.09%(4)

     Portfolio Turnover Rate.........................          68%           78%          42%        3%(4)

     Net Assets, End of Period (in thousands)........      $49,866       $58,837      $60,857      $52,265

(1)   March 1, 1993 (inception) through October 31, 1993.

(2)   Total  return  assumes   reinvestment   of  dividends  and  capital  gains
      distributions,  if any.  Total  returns for periods less than one year are not annualized.

(3) The Manager voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

(4)   Annualized.

Prospectus                                             Financial Highlights    5


                         INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

     The Fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the Fund identified on page 2 of this Prospectus and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

     For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.

     The Fund seeks as high a level of interest income exempt from regular federal income taxes as is consistent with prudent investment management, while seeking to conserve shareholders' capital. The Fund intends to pursue its investment objective by investing in tax-free bonds and maintaining a weighted average maturity of one to five years.

     The Fund is a "diversified company" as defined in the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, the Fund will not invest more that 5% of its total assets in the securities of a single issuer. This policy is fundamental.

     The Fund intends to remain fully invested in municipal obligations, although for temporary defensive purposes, it may invest a portion if its assets in U.S. government securities, the interest income on which is subject to federal income tax. The Fund may invest up to 20% of its total assets in securities issued by U.S. territories or possessions, such as Puerto Rico, provided that the interest on these securities is exempt from the regular federal income tax.

     The Fund may invest up to 20% of its total assets in municipal obligations for which the interest is a tax preference item for purposes of the federal alternative minimum tax.

PORTFOLIO INVESTMENT QUALITY AND
MATURITY GUIDELINES

     In terms of credit quality, the Fund restricts its investments to:

(1) Municipal bonds rated, when acquired, within the four highest categories designated by a nationally recognized statistical rating agency ("rating agency");

(2)   Municipal  notes   (including   variable-rate   demand   obligations)  and
      tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency; and

(3) Unrated obligations judged by the Manager, under the direction of the Board of Trustees, to be of comparable quality.

RISK FACTORS AND INVESTMENT TECHNIQUES

     The market value of the investments of the Fund will change over time in response to a number of factors, which are summarized in the following paragraphs.

BASIC FIXED INCOME INVESTMENT RISKS

INTEREST RATE RISK

     The Fund is susceptible to changing interest rates. Changing interest rates affect not only the level of income the Fund generates for shareholders, but its share price as well. In general, when interest rates rise, the Fund's share prices declines; when interest rates decline, its share price rises.

     This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

CREDIT RISK

     In selecting investments for the Fund, the Manager carefully considers the creditworthiness of parties

6    Information Regarding the Fund                 American Century Investments


and their reliability for the timely payment of interest and repayment of principal.

     In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or other form of guarantee on the obligation.

LIQUIDITY RISK

     A security's ratings reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the Board of Trustees, the Manager may buy unrated bonds for the Fund if these securities are judged to be of a quality consistent with the Fund's investment policies. Similarly, the Manager may purchase securities whose ratings are not consistent with the Fund's rating criteria but which the Manager judges, under the direction of the Board of Trustees, to present credit risks consistent with the Fund's quality standards. The Fund may invest up to 10% of its assets in unrated securities. Unrated securities may be less liquid than rated securities.

     The Fund may invest in securities rated Baa or BBB (the lowest investment grade category). The Fund will limit its investment in securities rated Baa or BBB to 25% of the Fund's total assets. Such securities are medium-grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such obligations to make principal and interest payments.

CONCENTRATION RISK

     The Fund may invest 25% or more of its total assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.

CALL RISK

     Many municipal obligations are issued with a call feature (features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Manager would otherwise choose to eliminate it from the Fund's holdings. A call may also reduce an obligation's yield to maturity.

MUNICIPAL SECURITIES

     Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following discussion provides a brief description of some securities the Fund may buy. The Fund is not limited by this discussion, and it may buy other types of securities and enter into other types of transactions that meet its quality, maturity and liquidity requirements.

     MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term capital or to meet cash flow demands.

     GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer.

     REVENUE BONDS are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

     VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals.

     TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Fund are structured with rates that are reset weekly or at other regular intervals.

     A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, the Fund might then own a bond that does not meet its quality or maturity criteria.

     The Manager monitors the credit quality of bonds underlying the Fund's tender option bond holdings

Prospectus                                   Information Regarding the Fund    7


and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency. In addition, the Fund limits its investments in tender option bonds to 15% of net assets.

     MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

     ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount to their face value. In calculating daily dividends, the Fund takes into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

     The Fund may invest in INVERSE FLOATERS to generate higher tax-exempt yields than are offered by other instruments. Inverse floaters bear interest rates that move inversely to market interest rates. Generally, the interest rate on the inverse floater is computed as the difference between an above-market fixed rate of interest and a floating rate determined by reference to a market-based or bond-specific interest rate.

     Since inverse floaters are long-term bonds, the value of these securities may be volatile when market interest rates change. In addition, there is no guarantee that the Manager will be able to find a ready buyer for inverse floaters.

     AMT BONDS typically are tax-exempt "private activity" bonds issued after August 7, 1986, whose proceeds are directed at least in part to a private, for-profit organization. Although the interest income from AMT bonds is exempt from regular federal income tax, that income is a tax preference item for purposes of the AMT.

     In addition, corporate investors should note that all income from the Fund may be part of an adjustment to AMT under Section 55 of the Internal Revenue Code and the environmental tax under Internal Revenue Code Section 59A. The AMT is a special separate tax that applies to certain taxpayers who have certain adjustments to income or tax preference items.

TAX-EXEMPT SECURITIES

     Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.

     The Fund should be expected to invest some portion of its assets in bonds which, in the hands of some holders, would be subject to the AMT, as long as the Manager determines it is in the best interest of shareholders generally to invest in such securities. See "Taxes," page 19.

     The Fund may quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yield. As a prospective investor in the Fund, you should determine whether your tax-equivalent yield is likely to be higher with a taxable or with a tax-exempt fund. To determine this, you may use the formula depicted below.

     You can calculate your tax-equivalent yield for the Fund (taking into account only federal income taxes and not any applicable state taxes) using the following equation:

        Fund's Tax-Free Yield        Your Tax-
     --------------------------  =  Equivalent
       100% - Federal Tax Rate         Yield

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

     For additional information regarding the investment practices of the Fund, see the Statement of Additional Information.

PORTFOLIO TURNOVER

     The portfolio turnover rates of the Fund are shown in the Financial Highlights table on page 5 of this Prospectus.

     Investment decisions to purchase and sell securities are based on the anticipated contribution of the

8    Information Regarding the Fund                 American Century Investments


security in question to the Fund's objectives. The Manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

     The portfolio turnover of the Fund may be higher than other mutual funds with similar investment objectives. A high turnover rate involves correspondingly higher transaction costs that are borne directly by the Fund. It may also affect the character of capital gains, if any, realized and distributed by the Fund since short-term capital gains are taxable as ordinary income.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

     The Fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objective of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the Fund. A separate account for the Fund consisting of cash or appropriate liquid securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the Fund prior to delivery.

INTEREST RATE FUTURES CONTRACTS AND
OPTIONS THEREON

     The Fund may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

     For options sold, the Fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.

     The Fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.

     The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

     Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Fund invests without the large cash investments required for dealing in such markets, they may subject the Fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need of additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.

     The Manager will attempt to create a closely correlated hedge but hedging activities may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

Prospectus                                   Information Regarding the Fund    9


     See the Statement of Additional Information for further information about these instruments and their risks.

RULE 144A SECURITIES

     The Fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

     With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that, while the Board retains ultimate responsibility, it may delegate this function to the Manager. Accordingly, the Board has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on the Fund's liquidity. The Fund may not invest more than 15% of its total assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

CASH MANAGEMENT

     For cash management purposes, the Fund may invest up to 5% of its total assets in other investment companies, provided that the investment is consistent with the Fund's investment policies and restrictions.

OTHER TECHNIQUES

     The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When SEC guidelines require it to do so, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Fund's Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE ADVERTISING

     From time to time, the Fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield.

     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

     A quotation of yield reflects the Fund's income over a stated period expressed as a percentage of the Fund's share price. Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of Fund shares outstanding during the period, and expressing the result as a percentage of the Fund's share price on the last day of the 30-day (or one month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on your shares or the income reported in the Fund's financial statements.

10   Information Regarding the Fund                 American Century Investments


     A tax-equivalent yield demonstrates the taxable yield necessary to produce after-tax yield equivalent to that of a mutual fund which invests in exempt obligations. See "Tax-Exempt Securities," page 8, for a description of the formula used in comparing yields to tax-equivalent yields.

     The Fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or IBC's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the IBC's Money Fund Average and the Bank Rate Monitor National Index of 2 1/2-year CD rates. Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected Fund performance, volatility or other Fund characteristics, may be presented numerically, graphically or in text.

     All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

Prospectus                                   Information Regarding the Fund   11


                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

AMERICAN CENTURY INVESTMENTS

     The Fund offered by this Prospectus is a part of the American Century Investments family of mutual funds. Our family provides a full range of investment opportunities, from the aggressive equity growth funds in our Twentieth Century Group, to the fixed income funds in our Benham Group, to the moderate risk and specialty funds in our American Century Group. Please call 1-800-345-2021 for a brochure or prospectuses for the other funds in the American Century Investments family.

INVESTING IN AMERICAN CENTURY

     The following section explains how to invest in American Century funds, including purchases, redemptions, exchanges and special services. You will find more detail about doing business with us by referring to the Investor Services Guide that you will receive when you open an account.

     If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan or through a bank, broker-dealer or other financial intermediary, the following sections, as well as the information contained in our Investor Services Guide, may not apply to you. Please read "Employer-Sponsored Retirement Plans and Institutional Accounts," page 17.

HOW TO OPEN AN ACCOUNT

     To open an account, you must complete and sign an application, furnishing your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the IRS.) Investments received without a certified taxpayer identification number will be returned.

     The minimum investment is $5,000.

     The minimum investment requirements may be different for some types of retirement accounts. Call one of our Investor Services Representatives for information on out retirement plans, which are available for individual investors or for those investing through their employers.

     PLEASE NOTE: IF YOU REGISTER YOUR ACCOUNT AS BELONGING TO MULTIPLE OWNERS (E.G., AS JOINT TENANTS), YOU MUST PROVIDE US WITH SPECIFIC AUTHORIZATION ON YOUR APPLICATION IN ORDER FOR US TO ACCEPT WRITTEN OR TELEPHONE INSTRUCTIONS FROM A SINGLE OWNER. OTHERWISE, ALL OWNERS WILL HAVE TO AGREE TO ANY TRANSACTIONS THAT INVOLVE THE ACCOUNT (WHETHER THE TRANSACTION REQUEST IS IN WRITING OR OVER THE TELEPHONE).

     You may invest in the following ways:

BY MAIL

     Send a completed application and check or money order payable in U.S. dollars to American Century Investments.

BY WIRE

     You may make your initial  investment by wiring funds. To do so, call us or
mail  a  completed   application  and  provide  your  bank  with  the  following information:

o    RECEIVING BANK AND ROUTING NUMBER:
     Commerce Bank, N.A. (101000019)

o    BENEFICIARY (BNF):
     American Century Services Corporation
     4500 Main St., Kansas City, Missouri 64111

o    BENEFICIARY ACCOUNT NUMBER (BNF ACCT):
     2804918

o    REFERENCE FOR BENEFICIARY (RFB):
     American Century account number into which you are investing. If more than one, leave blank and see "Bank to Bank Information" below.

o    ORIGINATOR TO BENEFICIARY (OBI):
     Name and address of owner of account into which you are investing.

o    BANK TO BANK INFORMATION
     (BBI OR FREE FORM TEXT):

      o     Taxpayer identification or Social Security number

      o If more than one account, account numbers and amount to be invested in each account.

      o Current tax year, previous tax year or rollover designation if an IRA. Specify whether IRA, SEP-IRA, SARSEP-IRA, SIMPLE Employer or SIMPLE Employee.

12 How to Invest with American Century Investments  American Century Investments


BY EXCHANGE

     Call 1-800-345-2021 from 7 a.m. to 7 p.m. Central time to get information on opening an account by exchanging from another American Century account. See this page for more information on exchanges.

IN PERSON

     If you prefer to work with a representative in person, please visit one of our Investor Centers, located at:

     4500 Main Street
     Kansas City, Missouri 64111

     1665 Charleston Road
     Mountain View, California 94043

     4917 Town Center Drive
     Leawood, Kansas 66211

     2000 S. Colorado Blvd.
     Denver, Colorado 80222

SUBSEQUENT INVESTMENTS

     Subsequent investments may be made by an automatic bank, payroll or government direct deposit (see "Automatic Investment Plan," on this page) or by any of the methods below. The minimum investment requirement for subsequent investments: $250 for checks submitted without the investment slip portion of a previous statement or confirmation, $50 for all other types of subsequent investments.

BY MAIL

     When making subsequent investments, enclose your check with the investment slip portion of the confirmation of a previous investment. If the investment slip is not available, indicate your name, address and account number on your check or a separate piece of paper. (Please be aware that the investment minimum for subsequent investments is higher without an investment slip.)

BY TELEPHONE

     Once your account is open, you may make investments by telephone if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account. You may call an Investor Services Representative or use our Automated Information Line.

BY ONLINE ACCESS

     Once your account is open, you may make investments online if you have authorized us (by choosing "Full Services" on your application) to draw on your bank account.

BY WIRE

     You may make subsequent investments by wire. Follow the wire transfer instructions on page 12 and indicate your account number.

IN PERSON

     You may make subsequent investments in person at one of our Investor Centers. The locations of our four Investor Centers are listed on this page.

AUTOMATIC INVESTMENT PLAN

     You may elect on your application to make investments automatically by authorizing us to draw on your bank account regularly. Such investments must be at least the equivalent of $50 per month. You also may choose an automatic payroll or government direct deposit. If you are establishing a new account, check the appropriate box under "Automatic Investments" on your application to receive more information. If you would like to add a direct deposit to an existing account, please call one of our Investor Services Representatives.

HOW TO EXCHANGE FROM ONE ACCOUNT TO ANOTHER

     As long as you meet any minimum investment requirements, you may exchange your Fund shares to our other funds up to six times per year per account. An exchange request will be processed the same day it is received if it is received before the funds' net asset values are calculated, which is one hour prior to the close of the New York Stock Exchange for the American Century Target Maturities Trust, and at the close of the Exchange for all of our other funds. See "When Share Price is Determined," page 18.

     For any single exchange, the shares of each fund being acquired must have a value of at least $100. However, we will allow investors to set up an Automatic Exchange Plan between any two funds in the amount of at least $50 per month. See our Investor Services Guide for further information about exchanges.

Prospectus                  How to Invest with American Century Investments   13


BY MAIL

     You may direct us in writing to exchange your shares from one American Century account to another. For additional information, please see our Investor Services Guide.

BY TELEPHONE

     You can make exchanges over the telephone (either with an Investor Services Representative or using our Automated Information Line--see page 15) if you have authorized us to accept telephone instructions. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

BY ONLINE ACCESS

     You can make exchanges online if you have authorized us to accept instructions over the Internet. You can authorize this by selecting "Full Services" on your application or by calling us at 1-800-345-2021 to get the appropriate form.

HOW TO REDEEM SHARES

     We will redeem or "buy back" your shares at any time. Redemptions will be made at the next net asset value determined after a complete redemption request is received.

     Please note that a request to redeem shares in an IRA or 403(b) plan must be accompanied by an executed IRS Form W4-P and a reason for withdrawal as specified by the IRS.

BY MAIL

     Your written instructions to redeem shares may be made either by a redemption form, which we will send to you upon request, or by a letter to us. Certain redemptions may require a signature guarantee. Please see "Signature Guarantee," page 15.

BY TELEPHONE

     If you have authorized us to accept telephone instructions, you may redeem your shares by calling an Investor Services Representative.

BY CHECK-A-MONTH

     If you have at least a $10,000 balance in your account, you may redeem shares by Check-A-Month. A Check-A-Month plan automatically redeems enough shares each month to provide you a check in an amount you choose (minimum $50). To set up a Check-A-Month plan, please call and request our Check-A-Month brochure.

OTHER AUTOMATIC REDEMPTIONS

     If you have at least $10,000 balance in your account, you may elect to make redemptions automatically by authorizing us to send funds to you or to your account at a bank or other financial institution. To set up automatic redemptions, call one of our Investor Services Representatives.

REDEMPTION PROCEEDS

     Please note that shortly after a purchase of shares is made by check or electronic draft (also known as an ACH draft) from your bank, we may wait up to 15 days or longer to send redemption proceeds (to allow your purchase funds to clear). No interest is paid on the redemption proceeds after the redemption is processed but before your redemption proceeds are sent.

     Redemption proceeds may be sent to you in one of the following ways:

BY CHECK

     Ordinarily, all redemption checks will be made payable to the registered owner of the shares and will be mailed only to the address of record. For more information, please refer to our Investor Services Guide.

BY WIRE AND ACH

     You may authorize us to transmit redemption proceeds by wire or ACH. These services will be effective 15 days after we receive the authorization.

     Your bank will usually receive wired funds within 48 hours of transmission. Funds transferred by ACH may be received up to seven days after transmission. Wired funds are subject to a $10 fee to cover bank wire charges, which is deducted from redemption proceeds. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control.

REDEMPTION OF SHARES IN LOW-BALANCE ACCOUNTS

     Whenever the shares held in an account have a value of less than the required minimum, a letter will be sent advising you of the necessity to bring the value of the shares held in the account up to the minimum. If action is not taken within 90 days of the let-

14 How to Invest with American Century Investments  American Century Investments


ter's date, the shares held in the account will be redeemed and the proceeds from the redemption will be sent by check to your address of record. We reserve the right to increase the investment minimums.

SIGNATURE GUARANTEE

     To protect your accounts from fraud, some transactions will require a signature guarantee. Which transactions will require a signature guarantee will depend on which service options you elect when you open your account. For example, if you choose "In Writing Only," a signature guarantee will be required when:

     o   redeeming more than $25,000; or

     o establishing or increasing a Check-A-Month or automatic transfer on an existing account.

     You can obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

     For a more in-depth explanation of our signature guarantee policy, or if you live outside the United States and would like to know how to obtain a signature guarantee, please consult our Investor Services Guide.

     We reserve the right to require a signature guarantee on any transaction, or to change this policy at any time.

SPECIAL SHAREHOLDER SERVICES

     We offer several service options to make your account easier to manage. These are listed on the account application. Please make note of these options and elect the ones that are appropriate for you. Be aware that the "Full Services" option offers you the most flexibility. You will find more information about each of these service options in our Investor Services Guide.

     Our special shareholder services include:

AUTOMATED INFORMATION LINE

     We offer an Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also use the Automated Information Line to make investments into your accounts (if we have your bank information on file) and obtain your share balance, value and most recent transactions. If you have authorized us to accept telephone instructions, you also may exchange shares from one fund to another via the Automated Information Line. Redemption instructions cannot be given via the Automated Information Line.

ONLINE ACCOUNT ACCESS

     You may contact us 24 hours a day, seven days a week at www.americancentury.com to access your fund's daily share prices, receive updates on major market indexes and view historical performance of your funds. If you select "Full Services" on your application, you can use your personal access code and Social Security number to view your account balances and account activity, make subsequent investments from your bank account or exchange shares from one fund to another.

CHECKWRITING

     We offer CheckWriting as a service option for Limited-Term Tax-Free accounts. CheckWriting allows you to redeem shares in your account by writing a draft ("check") against your account balance. (Shares held in certificate form may not be redeemed by check.) There is no limit on the number of checks you can write, but each one must be for at least $100.

     When you write a check, you will continue to receive dividends on all shares until your check is presented for payment to our clearing bank. If you redeem all shares in your account by check, any accrued distributions on the redeemed shares will be paid to you in cash on the next monthly distribution date.

     If you want to add CheckWriting to an existing Limited-Term Tax-Free account, contact us by phone or mail for an appropriate form. For a new account, you may elect CheckWriting on your purchase application by choosing the "Full Services" option. CheckWriting is not available for any account held in an IRA or 403(b) plan.

     CheckWriting redemptions may only be made on checks provided by us. Currently, there is no charge for checks or for the CheckWriting service.

     We will return checks drawn on insufficient funds or on funds from investments made by any means other than by wire within the previous 15 days. Neither the company nor our clearing bank will be liable for any loss or expenses associated with returned checks. Your account may be assessed a $15 service charge for checks drawn on insufficient funds.

Prospectus                  How to Invest with American Century Investments   15


     A stop payment may be ordered on a check written against your account. We will use reasonable efforts to stop a payment, but we cannot guarantee that we will be able to do so. If we are successful in fulfilling a stop-payment order, your account may be assessed a $15 fee.

OPEN ORDER SERVICE

     Through our open order service, you may designate a price at which to buy shares of a variable-priced fund by exchange from one of our money market funds, or a price at which to sell shares of a variable-priced fund by exchange to one of our money market funds. The designated purchase price must be equal to or lower, or the designated sale price equal to or higher, than the variable-priced fund's net asset value at the time the order is placed, If the designated price is met within 90 calendar days, we will execute your exchange order automatically at that price (or better). Open orders not executed within 90 days will be canceled.

     If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so the distribution does not inadvertently trigger an open order transaction on your behalf. If you close or re-register the account from which the shares are to be redeemed, your open order will be canceled.

     Because of their time-sensitive nature, open order transactions are accepted only by telephone or in person. These transactions are subject to exchange limitations described in each fund's prospectus, except that orders and cancellations received before 2 p.m. Central time are effective the same day, and orders or cancellations received after 2 p.m. Central time are effective the next business day.

TAX-QUALIFIED RETIREMENT PLANS

     The Fund is available for your tax-deferred retirement plan. Call or write us and request the appropriate forms for:

     o   Individual Retirement Accounts (IRAs)

     o 403(b) plans for employees of public school systems and non-profit organizations; or

     o Profit sharing plans and pension plans for corporations and other employers.

     If your IRA and 403(b) accounts do not total $10,000, each account is subject to an annual $10 fee, up to a total of $30 per year.

     You can also transfer your tax-deferred plan to us from another company or custodian. Call or write us for a Request to Transfer form.

IMPORTANT POLICIES REGARDING YOUR INVESTMENTS

     Every account is subject to policies that could affect your investment. Please refer to the Investor Services Guide for further information about the policies discussed below, as well as further detail about the services we offer.

(1) We reserve the right for any reason to suspend the offering of shares for a period of time, or to reject any specific purchase order (including purchases by exchange). Additionally, purchases may be refused if, in the opinion of the Manager, they are of a size that would disrupt the management of the Fund.

(2) We reserve the right to make changes to any stated investment requirements, including those that relate to purchases, transfers and redemptions. In addition, we may also alter, add to or terminate any investor services and privileges. Any changes may affect all shareholders or only certain series or classes of shareholders.

(3) Shares being acquired must be qualified for sale in your state of residence.

(4) Transactions requesting a specific price and date, other than open orders, will be refused. Once you have mailed or otherwise transmitted your transaction instructions to us, they may not be modified or canceled.

(5) If a transaction request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, we will require evidence satisfactory to us of the authority of the individual making the request.

(6) We have established procedures designed to assure the authenticity of instructions received by telephone. These procedures include requesting personal identification from callers, recording telephone calls, and providing written confirmations of telephone transactions. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. If we do not employ reasonable procedures to confirm the genuineness of instructions, then we may be liable for losses

16 How to Invest with American Century Investments  American Century Investments


      due to unauthorized or fraudulent instructions. The company, its transfer agent and investment advisor will not be responsible for any loss due to instructions they reasonably believe are genuine.

(7) All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.

(8) Unusual stock market conditions have in the past resulted in an increase in the number of shareholder telephone calls. If you experience difficulty in reaching us during such periods, you may send your transaction instructions by mail, express mail or courier service, or you may visit one of our Investor Centers. You may also use our Automated Information Line if you have requested and received an access code and are not attempting to redeem shares.

(9) If you fail to provide us with the correct certified taxpayer identification number, we may reduce any redemption proceeds by $50 to cover the penalty the IRS will impose on us for failure to report your correct taxpayer identification number on information reports.

(10) We will perform special inquiries on shareholder accounts. A research fee of $15 per hour may be applied.

REPORTS TO SHAREHOLDERS

     At the end of each calendar quarter, we will send you a consolidated statement that summarizes all of your American Century holdings, as well as an individual statement for each fund you own that reflects all year-to-date activity in your account. You may request a statement of your account activity at any time.

     With the exception of most automatic transactions, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transactions. See the Investor Services Guide for more detail.

     CAREFULLY REVIEW ALL THE INFORMATION RELATING TO TRANSACTIONS ON YOUR STATEMENTS AND CONFIRMATIONS TO ENSURE THAT YOUR INSTRUCTIONS WERE ACTED ON PROPERLY. PLEASE NOTIFY US IMMEDIATELY IN WRITING IF THERE IS AN ERROR. IF YOU FAIL TO PROVIDE NOTIFICATION OF AN ERROR WITH REASONABLE PROMPTNESS, I.E., WITHIN 30 DAYS OF NON-AUTOMATIC TRANSACTIONS OR WITHIN 30 DAYS OF THE DATE OF YOUR CONSOLIDATED QUARTERLY STATEMENT, IN THE CASE OF AUTOMATIC TRANSACTIONS, WE WILL DEEM YOU TO HAVE RATIFIED THE TRANSACTION.

     No later than January 31 of each year, we will send you reports that you may use in completing your U.S. income tax return. See the Investor Services Guide for more information.

     Each year, we will send you an annual and a semiannual report relating to your fund, each of which is incorporated herein by reference. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semiannual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You also will receive an updated prospectus at least once each year. Please read these materials carefully, as they will help you understand your Fund.

EMPLOYER-SPONSORED RETIREMENT PLANS AND
INSTITUTIONAL ACCOUNTS

     Information   contained  in  our  Investor   Services   Guide  pertains  to
shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

     If you own or are considering purchasing Fund shares through an employer-sponsored retirement plan, your ability to purchase shares of the Fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan.

     If you own or are considering purchasing Fund shares through a bank, broker-dealer, insurance company or other financial intermediary, your ability to purchase, exchange and redeem shares will depend on your agreement with, and the policies of, such financial intermediary.

     You may reach one of our Institutional Service Representatives by calling 1-800-345-3533 to request information about our funds and services, to obtain a current prospectus or to get answers to any questions about our funds that you are unable to obtain through your plan administrator or financial intermediary.

Prospectus                  How to Invest with American Century Investments   17


                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for the Target Maturities is determined one hour prior to the close of the Exchange.

     Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

     Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

     Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

     Investment and transaction instructions received by us on any business day by mail before the net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

     If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Fund's procedures or any contractual arrangements with the Fund or the Fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:

     The portfolio securities of the Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     The net asset value of the Fund is published in leading newspapers daily. The net asset values, as well as yield information on the Fund and all of the other funds in the American Century family of funds, may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

     At the close of each day, including Saturdays, Sundays and holidays, net income plus net realized gains on portfolio securities of the Fund is determined and declared as a distribution. The distribution will be

18   Additional Information You Should Know         American Century Investments


paid monthly on the last Friday of each month, except for year-end distributions which will be made on the last business day of the year.

     You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 18. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed, the distribution on the redeemed shares will be included with your redemption proceeds.

     Distributions from net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code and Regulations, in all events in a manner consistent with the provisions of the Investment Company Act.

     Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59 1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

TAXES

     The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

     If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

     If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Fund do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions that represent short-term capital gains are taxable as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

     Distributions of capital gains are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a capital gain distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

     In January of the year following the distribution, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. The Fund anticipates that substantially all

Prospectus                           Additional Information You Should Know   19


of the dividends to be paid by the Fund will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the alternative minimum tax. In that case, it is likely that a portion of the dividends will be taxable to that shareholder, while remaining tax-exempt in the hands of most other shareholders. The Fund will advise shareholders of the percentage, of the dividends, if any, not exempt from federal income tax, and the percentage, if any, subject to the individual alternative minimum tax should a shareholder be subject to it.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distribution are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. That charge is not refundable.

     Redemption of shares of the Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

SPECIAL TAX INFORMATION

     The Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If the Fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend as described above.

MUNICIPAL SECURITIES

     Opinions  relating  to  the  validity  of  municipal   securities  and  the
exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Fund and the Manager rely on the opinion of bond counsel and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The Fund may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Code
Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the Fund may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon from any other investment.

ALTERNATIVE MINIMUM TAX LIABILITY

     To the extent that the Fund invests in municipal obligations (private activity bonds) whose interest is treated as a tax preference item in calculating alternative minimum tax liability, shareholders who calculate alternative minimum tax liability will be required to include a portion of the Fund's dividends as a tax preference item in making this calculation. In addition, corporate shareholders may be required to include all dividends and distributions by the Fund in an adjustment of alternative minimum taxable income

20   Additional Information You Should Know         American Century Investments


for purposes of the alternative minimum tax and the environmental tax imposed under Internal Revenue Code Sections 55 and 59A, respectively.

MANAGEMENT

INVESTMENT MANAGEMENT

     American Century-Benham Limited-Term Tax-Free Fund is a series of the American Century Municipal Trust (the "Trust"), organized a Massachusetts business trust on May 1, 1984, formerly known as the Benham Municipal Trust. Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust.

     Acting pursuant to an investment management agreement entered into with the Trust, American Century Investment Management, Inc. (the "Manager") serves as the investment manager of the Fund. The Manager pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and other clients since 1958.

     The Manager supervises and manages the investment portfolio of the Fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The Fund's team adjusts holdings in the portfolio as it deems appropriate in pursuit of the Fund's investment objective. Individual portfolio manager members of the team may also adjust portfolio holdings of the Fund as necessary between team meetings.

     The portfolio manager members of the team managing the Fund and their work experience for the last five years are as follows:

     JOEL SILVA joined Benham Management Corporation ("BMC") a predecessor of the Manager, in 1989, serving first as a customer service representative, then moving to position as a municipal bond trader. As a Municipal Portfolio Manager, Mr. Silva is a member of the teams that manage Benham tax-exempt and tax-free funds.

     COLLEEN M. DENZLER, Senior Municipal Portfolio Manager, joined BMC in January 1996 and is a member of the team that manages the Fund and other Benham tax-exempt and tax-free funds. Prior to joining BMC, Ms. Denzler was a portfolio manager with the Calvert Group for 10 years, specializing in state tax-exempt portfolios. Ms. Denzler is a Chartered Financial Analyst and is a member of the Association for Investment Management and Research (AIMR) and The Washington Society of Investment Analysts.

     G. DAVID MACEWEN joined BMC in 1991 as a Senior Municipal Portfolio Manager, and is a member of the teams that manages other Benham tax-exempt and tax-free funds. Prior to joining BMC, Mr. MacEwen was Vice President and Municipal Portfolio Manager with Provident Institutional Management Corporation, Wilmington, Delaware.

     The activities of the Manager are subject only to the direction of the Board of Trustees. Each series of the Trust (except Limited-Term Tax-Free) pays the Manager a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to an investment advisory fee schedule. For the services provided to Limited-Term Tax-Free, the Manager receives a monthly fee of the average net assets of the Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the bond funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee is an annual rate of 0.21% of the average net assets of the fund. The Complex Fee is an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

     On the first business day of each month, the Fund pays a management fee to the Manager for the previ-

Prospectus                           Additional Information You Should Know   21


ous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the Fund by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

     The Fund and the Manager have adopted a Code of Ethics which restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund shareholders come before the interests of the people who manage the Fund.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.

     Certain recordkeeping and administrative services that would otherwise be performed by the transfer agent may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of the Fund as a funding medium, by broker-dealers and financial advisors for their customers investing in shares of American Century or by sponsors of multi mutual fund no- or low-transaction fee program. The Manager or an affiliate may enter into contracts to pay them for such recordkeeping and administrative services out of its management fee.

     Although there is no sales charge levied by the Fund, transactions in shares of the Fund may be executed by brokers or investment advisors who charge a transaction-based fee or other fee for their services. Such charges may vary among broker-dealers and financial advisors, but in all cases will be retained by the broker-dealer or financial advisor and not remitted to the Fund or the Manager. You should be aware of the fact that these transactions may be made directly with American Century without incurring such fees.

     From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

     The Manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the Board of Directors of American Century Companies, Inc., owns a majority of its common stock.

DISTRIBUTION OF FUND SHARES

     The  Fund's  shares  are   distributed  by  American   Century   Investment
Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Fund's shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

     The Trust is an open-end management investment company. Its principal office is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021. (international calls: 816-531-5575.)

     The Fund is an individual series of the Trust which issues shares with no par value. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

     Each share is entitled to one vote for each dollar of net asset value applicable to such share on all questions. Matters affecting only one fund are voted upon only by that fund.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of Trustees can elect all of the

22   Additional Information You Should Know         American Century Investments


Trustees if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

     Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

     THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF THE FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. THE FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


Prospectus                           Additional Information You Should Know   23


                                     NOTES

24   Notes                                          American Century Investments


                                     NOTES


                                                                      Notes   25


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

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